Exhibit 10.47
SIXTH AMENDMENT TO CREDIT AGREEMENT
     THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is made as of February 19, 2008 between SUNRISE SENIOR LIVING, INC. a Delaware corporation (the “Company”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and Letter of Credit Issuer (the “Administrative Agent”) for itself and certain additional lenders who are or shall be from time to time participating as lenders pursuant to the Credit Agreement as hereinafter defined (collectively with the Administrative Agent, the “Lenders”).
RECITALS
     A. The Lenders have made a Credit Facility available to the Company in the maximum principal sum at any one time outstanding of $250,000,000.
     B. The Credit Facility is governed by a Credit Agreement dated December 2, 2005 as amended by that certain First Amendment to Credit Agreement dated March 6, 2006, that certain Second Amendment to Credit Agreement dated January 31, 2007, that certain Third Amendment to Credit Agreement dated June 27, 2007, that certain Fourth Amendment to Credit Agreement dated September 17, 2007 and that certain Fifth Amendment to Credit Agreement dated January 31, 2008 (as amended by this Agreement, and as further amended, modified, substituted, extended and renewed from time to time the “Credit Agreement”) by and between the Company and the Lenders.
     C. The Credit Facility is guaranteed by the Guarantors pursuant to the terms of the Credit Agreement.
     D. The Company and the Lenders have agreed to (i) permit one of the Company’s subsidiaries, Sunrise Senior Living Insurance, Inc., to encumber cash reserves as set forth herein; and (ii) make such other changes to the Credit Agreement as are more particularly set forth herein.
     E. As a condition precedent to the agreements referenced above, the Administrative Agent has required that this Agreement be executed and delivered to the Administrative Agent on behalf of the Lenders.
AGREEMENTS
     NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent hereby agree as follows:

     1. The above Recitals are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Credit Agreement shall have the same meaning under this Agreement.
     2. The Company represents and warrants to the Lender as follows:
          (a) The Company has the power and authority to execute and deliver this Agreement and perform its obligations hereunder;
          (b) The Credit Agreement, as amended by this Agreement, and each of the other Loan Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of Borrower, enforceable in accordance with its terms;
          (c) All of the Company’s representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of the Company’s execution of this Agreement with the exception of representations and warranties regarding financial statements described in Section 6.5 of the Credit Agreement; and
          (d) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Credit Agreement or the other Loan Documents which has not been waived in writing by the Lender.
     3. Section 8.1 (Liens) of the Credit Agreement is hereby modified by adding the following subsection (g):
     “(g) Liens or restrictions on use of cash reserves of Sunrise Senior Living Insurance, Inc. to satisfy requirements of one or more third party insurance companies in connection with the issuance of policies with large deductibles.
     4. Except as specifically set forth herein, the terms, provisions and covenants of the Credit Agreement, including, but not limited to, all financial covenants and definitions related thereto, are hereby ratified and confirmed and remain in full force and effect.
     5. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.
     6. By their signatures below, the Guarantors consent to the transactions contemplated by and the agreements made by the Company under this Agreement and ratify, confirm and reissue their guaranty as set forth in the Credit Agreement.
[SIGNATURES APPEAR ON FOLLOWING PAGES]

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered under seal by their duly authorized representatives as of the date and year first written above.

COMPANY: SUNRISE SENIOR LIVING, INC.
By:	/s/ Richard J. Nadeau		(Seal)
	Name:	Richard J. Nadeau
	Title:	Chief Financial Officer

GUARANTORS: SUNRISE SENIOR LIVING MANAGEMENT, INC.
By:	/s/ James S. Pope		(Seal)
	Name:	James S. Pope
	Title:	Vice President

SUNRISE SENIOR LIVING INVESTMENTS, INC.
By:	/s/ James S. Pope		(Seal)
	Name:	James S. Pope
	Title:	Vice President

SUNRISE DEVELOPMENT, INC.
By:	/s/ James S. Pope		(Seal)
	Name:	James S. Pope
	Title:	Vice President

SUNRISE SENIOR LIVING SERVICES, INC.
By:	/s/ James S. Pope		(Seal)
	Name:	Daniel Schwartz
	Title:	President

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Anne M. Zescnke		(Seal)
	Name:	Anne M. Zescnke
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender in its own right and as successor by merger to Lasalle Bank National Association
By:	/s/ Michael J. Landini	(Seal)
Michael J. Landini
Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Frank S. Kaulback III
Frank S. Kaulback III
Senior Vice President
BA/Sunrise (6thAmendment to Credit Agreement)

HSBC BANK USA, N.A., as a Lender
By:
John P. Northington
Vice President
BA/Sunrise (6thAmendment to Credit Agreement)

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender in its own right and as successor by merger to First Horizon Bank, formerly a division of First Tennessee Bank, N.A.
By:	/s/ Matthew D. Pipitone
Matthew D. Pipitone
Banking Officer
BA/Sunrise (6thAmendment to Credit Agreement)

CHEVY CHASE BANK, F.S.B., as a Lender
By:
Ellen-Elizabeth B. Lee
Assistant Vice President
BA/Sunrise (6thAmendment to Credit Agreement)

PNC BANK, NATIONAL ASSOCIATION, as a Lender, in its own right and as successor by merger to Farmers & Mechanics Bank
By:
Michael J. Elehwany
Vice President

BA/Sunrise (6thAmendment to Credit Agreement)

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